February 2022 BellRing Brands, Inc. Investor Presentation Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Statements Certain matters discussed in this presentation and the accompanying oral presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made based on known events and circumstances at the time of presentation, and as such, are subject to uncertainty and changes in circumstances.  These forward-looking statements include, among others, statements regarding BellRing Brands, Inc.’s (“BellRing”) and, following the separation of BellRing from Post Holdings, Inc. (“Post”), BellRing Distribution, LLC’s (which will be converted to a corporation and renamed BellRing Brands, Inc.) (“New BellRing”) net sales, Adjusted EBITDA and capital expenditure outlook ranges, BellRing’s prospective financial and operating performance and opportunities and statements regarding the proposed separation of BellRing from Post and the related transactions and the effect of the COVID-19 pandemic on BellRing’s business and BellRing's continuing response to the COVID-19 pandemic. These forward-looking statements are sometimes identified from the use of forward-looking words such as “believe,” “should,” “could,” “potential,” “continue,” “expect,” “project,” “estimate,” “predict,” “anticipate,” “aim,” “intend,” “plan,” “forecast,” “target,” “is likely,” “will,” “can,” “may” or “would” or the negative of these terms or similar expressions, and include all statements regarding future performance, events or developments. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein.  THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: risks related to the proposed distribution by Post of a significant portion of its ownership interest in BellRing, including that it is subject to various conditions and may not occur, BellRing’s inability to take certain actions because such actions could jeopardize the tax-free status of the proposed distribution, BellRing’s possible responsibility for U.S. federal tax liabilities related to the proposed distribution and the incurrence by New BellRing of significant indebtedness in connection with the transactions; the impact of the COVID-19 pandemic, including negative impacts on the global economy and capital markets, the health of BellRing’s employees, BellRing’s ability and the ability of its third party contract manufacturers to manufacture and deliver its products, operating costs, demand for its on-the-go products and its operations generally; the possibility that, if completed, the transactions may not be successful or achieve their anticipated benefits or New BellRing will face increased competition or a lack of acceptance of its products; BellRing’s dependence on sales from its ready-to-drink (“RTD”) protein shakes; BellRing’s ability to continue to compete in its product categories and its ability to retain its market position and favorable perceptions of its brands; disruptions or inefficiencies in BellRing’s supply chain, including as a result of BellRing’s reliance on third party suppliers or manufacturers for the manufacturing of many of its products, pandemics (including the COVID-19 pandemic) and other outbreaks of contagious diseases, labor shortages, fires and evacuations related thereto, changes in weather conditions, natural disasters, agricultural diseases and pests and other events beyond BellRing’s control; BellRing’s dependence on a limited number of third party contract manufacturers for the manufacturing of most of its products, including one manufacturer for the substantial majority of its RTD protein shakes; the ability of BellRing’s third party contract manufacturers to produce an amount of BellRing’s products that enables BellRing to meet customer and consumer demand for the products; BellRing’s reliance on a limited number of third party suppliers to provide certain ingredients and packaging; significant volatility in the cost or availability of inputs to BellRing’s business (including freight, raw materials, packaging, energy, labor and other supplies); BellRing’s ability to anticipate and respond to changes in consumer and customer preferences and behaviors and introduce new products; consolidation in BellRing’s distribution channels; BellRing’s ability to expand existing market penetration and enter into new markets; the loss of, a significant reduction of purchases by or the bankruptcy of a major customer; legal and regulatory factors, such as compliance with existing laws and regulations, as well as new laws and regulations and changes to existing laws and regulations and interpretations thereof, affecting BellRing’s business, including current and future laws and regulations regarding food safety, advertising, labeling, tax matters and environmental matters;

(CONTINUED FROM PRIOR PAGE): fluctuations in BellRing’s business due to changes in its promotional activities and seasonality; BellRing’s ability to maintain the net selling prices of its products and manage promotional activities with respect to its products; BellRing’s high leverage, its ability to obtain additional financing (including both secured and unsecured debt) and its ability to service its outstanding debt (including covenants that restrict the operation of its business); the accuracy of BellRing’s market data and attributes and related information; changes in estimates in critical accounting judgments; economic downturns that limit customer and consumer demand for BellRing’s products; changes in economic conditions, disruptions in the United States and global capital and credit markets, changes in interest rates, volatility in the market value of derivatives and fluctuations in foreign currency exchange rates; risks related to BellRing’s ongoing relationship with Post, including Post’s control over BellRing and ability to control the direction of BellRing’s business, conflicts of interest or disputes that may arise between Post and BellRing and BellRing’s obligations under various agreements with Post, including under the tax receivable agreement; conflicting interests or the appearance of conflicting interests resulting from certain of BellRing’s directors also serving as officers or directors of Post; the ultimate impact litigation or other regulatory matters may have on BellRing; risks associated with BellRing’s international business; BellRing’s ability to protect its intellectual property and other assets and to continue to use third party intellectual property subject to intellectual property licenses; costs, business disruptions and reputational damage associated with information technology failures, cybersecurity incidents and/or information security breaches; impairment in the carrying value of goodwill or other intangibles; BellRing’s ability to identify, complete and integrate or otherwise effectively execute acquisitions or other strategic transactions and effectively manage its growth; BellRing’s ability to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002; significant differences in BellRing’s actual operating results from BellRing’s guidance regarding its performance; BellRing’s ability to hire and retain talented personnel, employee absenteeism, labor strikes, work stoppages or unionization efforts; and other risks and uncertainties described in BellRing’s filings with the Securities and Exchange Commission (“SEC”).  Cautionary Statement Regarding Forward-Looking Statements (Cont’d) You should not rely upon forward-looking statements as predictions of future events. Although BellRing believes that the expectations reflected in the forward-looking statements are reasonable, BellRing cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, BellRing undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in its expectations.

Non-GAAP Financial Measures While BellRing reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation includes the non-GAAP measures of Adjusted EBITDA and free cash flow for BellRing, neither of which is in accordance with or a substitute for GAAP measures. Adjusted EBITDA is a non-GAAP measure which represents earnings before interest, income taxes, depreciation, amortization and other adjustments, as detailed later in this presentation in the Appendix. Free cash flow is a non-GAAP measure which represents cash flow from operating activities less capital expenditures. For a reconciliation of Adjusted EBITDA in this presentation to the most directly comparable GAAP measure, see the Appendix. Management uses certain non-GAAP measures, including Adjusted EBITDA and free cash flow, as key metrics in the evaluation of underlying company performance, in making financial, operating and planning decisions, and, in part, in the determination of bonuses for its executive officers and employees. Additionally, BellRing Brands, LLC (“BellRing LLC”) is required to comply with certain covenants and limitations that are based on variations of EBITDA in BellRing LLC’s financing documents. Management believes the use of non-GAAP measures, including Adjusted EBITDA and free cash flow, provides increased transparency and assists investors in understanding the underlying operating performance of BellRing and in the analysis of ongoing operating trends. BellRing considers Adjusted EBITDA an important supplemental measure of performance and ability to service debt. Adjusted EBITDA is often used to assess performance because it allows comparison of operating performance on a consistent basis across periods by removing the effects of various items. Adjusted EBITDA has various limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of results as reported under GAAP. In this presentation, BellRing provides certain non-GAAP forecasts on a non-GAAP basis and does not provide a reconciliation of such forward-looking non-GAAP measures to the most directly comparable GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including, among others, adjustments that could be made for restructuring and facility closures costs, separation costs, net earnings attributable to redeemable NCI and other charges reflected in BellRing’s reconciliation of historical numbers, the amounts of which, based on historical experience, could be significant. Trademarks and Service Marks Logos, trademarks, trade names and service marks mentioned in this presentation, including BellRing®, BellRing Brands®, Premier Protein®, Dymatize®, PowerBar®, Premier Protein Clear®, ISO.100®, Elite Mass®, Elite Whey Protein®, Elite 100% Whey®, Super Mass Gainer®, All9 Amino®, Pebbles®, Dunkin’®, PREW.O®, Athlete’s BCAA®, PowerBar Clean WheyTM, PowerBar Protein PlusTM, Protein Nut2TM, PowerBar EnergizeTM and Joint Juice®, are currently the property of, or are under license by, BellRing or one of its subsidiaries. BellRing or one of its subsidiaries owns or has rights to use the trademarks, service marks and trade names that are used in conjunction with the operation of BellRing or its subsidiaries’ businesses. Some of the more important trademarks that BellRing or one of its subsidiaries owns or has rights to use that appear in this presentation may be registered in the U.S. and other jurisdictions. Each logo, trademark, trade name or service mark of any other company appearing in this presentation is owned or used under license by such company. Market and Industry Data This presentation includes industry and trade association data, forecasts and information that were prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys and other independent sources available to BellRing. Some data also is based on BellRing management’s good faith estimates, which are derived from management’s knowledge of the industry and from independent sources. These third party publications and surveys generally state that the information included therein has been obtained from sources believed to be reliable, but that the publications and surveys can give no assurance as to the accuracy or completeness of such information. BellRing has not independently verified any of the data from third party sources nor has it ascertained the underlying economic assumptions on which such data are based. Similarly, BellRing believes its internal research is reliable, even though such research has not been verified by any independent sources and BellRing cannot guarantee its accuracy or completeness. No Offer of Securities This presentation does not constitute an offer to sell or the solicitation of an offer to buy securities. Additional Information

Additional Information (Cont’d) Prospective Information Any prospective information provided in this presentation regarding BellRing’s future performance, including BellRing’s plans, expectations, estimates and similar statements, represents BellRing management’s estimates as of February 3, 2022 only (and is not therefore updated as of the date hereof) and are qualified by, and subject to, the assumptions and the other information set forth on the slide captioned “Cautionary Statement Regarding Forward-Looking Statements.”  Prospective information provided in this presentation regarding BellRing’s plans, expectations, estimates and similar statements contained in this presentation are based upon a number of assumptions and estimates that, while they may be presented with numerical specificity, are inherently subject to business, economic and competitive uncertainties and contingencies, including the COVID-19 pandemic, many of which are beyond BellRing’s control, are based upon specific assumptions with respect to future business decisions, some of which will change, and are necessarily speculative in nature. It can be expected that some or all of the assumptions of the estimates will not materialize or will vary significantly from actual results. Accordingly, the information set forth herein is only an estimate as of February 3, 2022, and actual results will vary from the estimates set forth herein. It should be recognized that the reliability of any forecasted financial data diminishes the farther in the future that the data is forecast. In light of the foregoing, investors should put all prospective information in context and not rely on it.  Any failure to successfully implement BellRing’s operating strategy or the occurrence of the events or circumstances set forth under “Cautionary Statement Regarding Forward-Looking Statements” could result in the actual operating results being different than the estimates set forth herein, and such differences may be adverse and material.

Previous experience Previous experience Previous experience Today’s speakers Darcy Davenport President and CEO Years of experience: 27 Paul Rode CFO Years of experience: 28 Doug Cornille Chief Growth Officer Years of experience: 26

COMPANY OVERVIEW

01 Category: Large and Growing Category Driven by Macro Consumer Trends 02 Brands: Premier Protein and Dymatize are Two Leading, Mainstream Brands with Significant Upside and Brand Loyalty 03 Products: Amazing Products that Truly Improve Lives 04 Competitive Moat: Ready-to-Drink Shake Production is Complex and Requires Significant Technical Expertise 05 Numbers: Rare Combination of Scale, Double Digit Organic Growth, Strong Margins and High Free Cash Flow Generation 06 Future Opportunity: Compelling Multi-Pronged Growth Strategy Introduction to BellRing Brands 21% revenue CAGR to achieve >$1.0bn of revenue Emergence of Dymatize as a key growth engine Increased penetration of Premier Protein across a variety of channels (1) Strong performance since the IPO Notes: 1. As measured by TDPs.

Our Mission: Bring Good Energy to the World be a builder ring the bell pay it forward play to win connect and belong WHAT WE DO Deliver nutrition people need and can’t wait to have. HOW WE DO IT With optimism, kindness and a relentless drive to win

Our History 1987 PowerBar founded by Brian Maxwell and his wife Jenny 1994 Dymatize founded and began selling to professional athletic programs 2015 Creation of Post Active Nutrition Division 2019 IPO of Post Active Nutrition Division (BellRing Brands) 2006 Premier Protein shakes launched in Costco 2012 Premier Protein expands portfolio to Food, Drug, Mass (“FDM”) 2014 Post acquires Dymatize 2014 Post acquires PowerBar 2022 Post to complete the distribution of a significant portion of its interest in BellRing to shareholders of Post 1987 1994 1997 2006 2012 2014 2013 2015 2019 2022 2013 Post acquires Premier Nutrition 1997 Premier Nutrition Founded in Carlsbad, CA

Portfolio Breakdown LTM Q1 2022 Net Sales by Geography LTM Q1 2022 Net Sales by Channel LTM Q1 2022 Net Sales by Product Type LTM Q1 2022 Net Sales by Brand Notes: The Company has a fiscal year ending September 30. Last Twelve Months ("LTM") to December 31, 2021.

KEY INVESTMENT HIGHLIGHTS

Key Investment Highlights Proven track record across channels based on strong customer relationships 3 Attractive financial profile with proven growth track record 4 Well positioned in growing and on-trend categories 1 Strong portfolio of brands with superior and innovative products 2 Experienced and talented management team 5 Compelling vision for continued growth 6

Notes: Euromonitor July 2020 for Global and August 2021 for U.S. NielsenIQ Household Panel 52 weeks ended January 1, 2022. Calculated based on Euromonitor data for 2019–2023. Large and Growing Global Convenient Nutrition Category… $20Bn U.S. Market (1) ~6% U.S. Category 2019 – 2023 CAGR (3) $35Bn Global Market (1) ~6% International Category 2019 – 2023 CAGR (3) 54% Household Penetration in Convenient Nutrition (2) 1

Aging Population Return of On-The-Go Proactive Health Focus Heightened Urgency around Healthy Eating Globally aging population increasingly turning to food and category to maintain health to support active lifestyles 29 lbs average COVID-19 related weight gain (1) >100 million prediabetic or diabetic Americans (2) 63% of Americans trying to eat healthier (3) Near and long-term consumer mindset shift to proactive health and wellness amplified by both COVID-19 and globally aging population Anticipated step change in away-from-home consumption as consumers return to work, school, gyms and travel … Powered By Key Consumer Macro Trends... 1 Notes: American Psychological Association, February 2021. Centers for Disease Control and Prevention. 2019 Label Insights Report.

... And Step Change Growth Driven by Consumers Increasingly Turning to the Category to Improve Their Health Notes: NielsenIQ xAOC+C through January 1, 2022. Pre-COVID-19 (52 w/e 3/14/2020) October – December 2021 Category +6% +18% RTDs +7% +17% Powders +4% +17% Bars +6% +20% 1

Strong, Complementary Portfolio of Brands 2 Products Brand Brand Vision To improve people’s health by putting great tasting nutrition within everyone’s reach Product focus: RTD Shakes To protect and honor all athletes Product focus: Protein Powder

Keys to Premier Protein’s Success GREAT PRODUCTS MEETS NEEDS ACROSS CONSUMER SEGMENTS BRAND POSITIONING Superior taste Shakes have been awarded the American Masters of Taste Gold Medal for 2015-2022 Nutritional benefits 11oz shake contains 30 grams of protein with only 1 gram of sugar Approachable protein For everyone (not limited by muscle building / weight loss positioning) #1 Brand in the Convenient Nutrition and Convenient Nutrition RTD Category (1) Drove 35% of the Year-over-Year Convenient Nutrition RTD Category Growth (2) Category-Leading Consumer Loyalty ($69 Buy Rate (3), 52% Repeat Rate (4) and 66% Share of Requirements (Loyalty) (5)) (1) Broad portfolio address multiple consumer needs Flavors, benefits and forms attract consumers and keep them loyal 2 Notes: All Metrics for Total Premier Protein Shakes. NielsenIQ Household Panel 52 weeks ended January 1, 2022. Year-over-year defined as the 52 week period ended January 1, 2022. Defined as the average amount of product purchased by one buying household during the specified time period in the liquids category. Defined as the percentage of product buyers who purchase at least twice during a specified time period. Defined as the percentage of category dollars households spend on the brand.

LEADING SPORTS NUTRITION BRAND EQUITY Top-tier sports powder equity metrics: #1 ‘Brand I Love’, #1 ‘Brand I Would Pay More For’ and #1 NPS score (1) PREMIUM SPORTS NUTRITION PRODUCTS Dominant share in highest quality proteins – hydrolyzed whey protein isolate Best tasting chocolate protein powder in the U.S. (2) STRONG APPEAL TO BROAD SPORTS NUTRITION AUDIENCE AND WINNING IN MAINSTREAM CHANNELS Leading eCommerce presence and market share Distribution in leading mass and food accounts with strong velocities LEADER IN SPORTS SCIENCE Years of scientific studies at universities that prove efficacy Formulations based on protein research and fitness science Keys to Dymatize’s Success 2 Notes: Curion 2020 – Competitive Powder Flavors Preference Test. As compared to the top 2 best-selling chocolate sport nutrition protein powders. Premier Nutrition Annual Equity Study. 2021 among top-selling brands.

Proven Track Record Across Channels Based on Strong Customer Relationships Club +13% FDM +33% eCommerce +48% FY2017 – FY2021 Net Sales CAGR Key Highlights Strong and growing leadership in club with deep long-standing customer relationships Premier Protein originated in club and has organically grown sales Growth channel with upside potential Leveraging existing relationships with key retail partners to grow presence of both Premier Protein and Dymatize Rapidly growing eCommerce sales Strong brand equities driving high conversion rates among online consumers Dedicated team to drive sales and deepen customer relationships 3 Channel Sales as a % of Total (1) Notes: Channel Sales as a % of Total does not sum to 100% due to exclusion of specialty and other channels.

Attractive Asset-Light Platform… Manufacturing strategy rooted in an asset-light model with co-manufacturers and third-party logistics distribution centers Broad network of co-manufacturers allowing for a more flexible and focused approach to manufacturing Allows focus on core in-house capabilities, including sales and marketing, brand management, customer service and R&D Immense scale creates competitive advantage Prioritization with co-manufacturers and suppliers Purchasing power Minimum volume commitments with all of our shake co-manufacturers Planning process with longer horizon to stay ahead of growth 4

4 … With Minimal Capital Expenditures Drives Free Cash Flow Generation and Deleveraging

Key Cash Flow Characteristics

- Recurring revenue stream supported by growing market positions and attractive category trends
- Attractive Adjusted EBITDA margins
- Asset-light model results in minimal capex needs
- Modest working capital requirements
  - Working capital expected to increase in fiscal year 2022 reflecting an inventory re-build
- Continued strong cash generation through Q1 FY2022 has led to ~$250 million decrease in funded net debt and a significant reduction in net leverage by ~1.7x since IPO closing

Strong Free Cash Flow ("FCF") Generation Drives Deleveraging

($ in millions)



Funded net debt
$737
$489
IPO Close (October 2019)
LTM Q1 2022
Total net leverage (1)
3.8x
2.1x
IPO Close (October 2019)
LTM Q1 2022

Notes:
1. 3.8x October 2019 total net leverage is based on TTM Adjusted EBITDA as of June 30, 2019, per S-1 filing and net debt of $737 million as of IPO closing date; 2.1x LTM Q1 2022 total net leverage calculated using $230.2 million Adjusted EBITDA figure which includes ($2.8 million) Pro Forma MSA Adjustment; Please see the Appendix for a reconciliation to the nearest GAAP figure.

bellring brands

22

4 Strong Organic Growth and Attractive Financial Profile

$ in millions

Net Sales

FY2017 – FY2021 CAGR: +15%


$713
$828
$854
$988
$1,247
% Growth
n/a
16%
3%
16%
26%
FY2017
FY2018
FY2019
FY2020
FY2021

Adjusted EBITDA (1)(2)

FY2017 – FY2021 CAGR: +18%


$119
$157
$198
$197
$234
% Margin
17%
19%
23%
20%
19%
FY2017
FY2018
FY2019
FY2020
FY2021

Cumulative Free Cash Flow (2)(3)


$77
$213
$308
$403
$627
Annual FCF % Conversion(4)
95%
96%
97%
98%
99%
FY2017
FY2018
FY2019
FY2020
FY2021

Strong growth since IPO driven by…

- Continued increase in household penetration
- Broadened availability of BellRing's products in all distribution channels, including substantial growth in FDM and eCommerce
- Continued expansion of product lines with new brand innovations
- Ability to thrive in a challenging environment and continue to capture market share
- Expanded capacity at key co-manufacturing partners

Notes:
1. Please see the Appendix for a reconciliation to the nearest GAAP figures.
2. Figures do not include public company costs in the pre-IPO periods.
3. Free Cash Flow calculated as Cash Flow from Operations less Capital Expenditures. Starting in FY2020, interest expense was incurred as a component of Cash Flow from Operations. Cumulative Free Cash Flow calculated as FY2017 Free Cash Flow plus Free Cash Flow for each subsequent fiscal year to the fiscal year shown. Please see the Appendix for a reconciliation to the nearest GAAP figures.
4. Annual Free Cash Flow Conversion calculated as Free Cash Flow divided by Cash Flow from Operations for each fiscal year shown on a standalone basis.

23

Name and title Year joined Prior industry experience Darcy Davenport President and CEO 2011 Paul Rode CFO 2013 Matt Mainer VP and Treasurer 2015 Doug Cornille Chief Growth Officer 2015 Robin Singh SVP Operations 2019 Michael Sparda VP of Sales 2017 Craig Rosenthal SVP and General Counsel 2019 Marc Mollere SVP and GM – International 2011 Eric Hunn VP of People 2019 Soni Ummadi VP R&D 2019 Experienced and Talented Management Team 5

GROWTH STRATEGIES

Compelling Vision for Growth Increase Household Penetration Channel Expansion and Deeper Customer Relationships New Product Innovation International Expansion Value-Accretive Acquisitions 1 2 3 4 5

Notes: NielsenIQ Household Panel 52 weeks ended July 27, 2019 (penetration at IPO) and January 1, 2022. Defined as the percentage of the total U.S. households that purchased a specified item at least once during a specified time period. Increase Household Penetration Household Penetration (1)(2) 54% Total Category (Bars, RTDs and Powders) Expansion Strategy to Increase Penetration PROMOTION, DISPLAY and VISIBILITY Ramp up stronger display and promotions to drive trial INFLUENCERS Leverage fans’ enthusiasm for the brand to spread the word leveraging social media MARKETING Invest in comprehensive national marketing campaigns that include TV & digital advertising to drive awareness Penetration at IPO: 5.6% 1 54% Total Category (Bars, RTDs and Powders) Expansion BRBR to confirm Dymatize < 1.0%

Deeper Customer Relationships and Channel Expansion

2

Share of Shelf is the Biggest Opportunity

Premier Protein

~19% vs. **~11%**

Category Sales Generated | **Share of Shelf Space**

Convenient Nutrition RTD Category (1)



eCommerce Remains a Large Opportunity

Great Momentum: Building the Foundation

- ✓ eCommerce net sales +48% CAGR (FY2017 – FY2021)

Strategy for Growth

- ✓ Best-in-class new product launches (Flavors and Platforms) and eCommerce only products
- ✓ Win key seasonal and promotional periods in category (New Year / New You, Prime Day)
- ✓ Robust consumer targeting to identify new households most likely to try



New Channels Provide Additional Upside

Foodservice

+

Convenience

+

Emerging Channels





bellring brands

Notes:
1. NielsenIQ xAOC+C 26 weeks ended January 1, 2022.

28

New Product Innovation Remains a Compelling Growth Opportunity Our Innovation Strategy Laser-Focused on Leading Category Growth R&D centers in the U.S. and Germany, including a robust RTD and powder lab in Emeryville, CA Created dedicated innovation and insights team Built in-house sensory facilities and consumer co-creation capabilities Dramatically Increased Innovation Capabilities in Recent Years Rapidly maximize RTD momentum through compelling new benefits (energy and immune support) and packaging types Expand key brands to new occasions and consumer segments Strong Success Bringing Flavor Excitement to Premier Protein and Dymatize Expanded 30g RTD protein shake business from three flavors in FY2015 to eleven flavors and two seasonal flavors Brought excitement to Dymatize ISO-100 with licensed flavors (Pebbles and Dunkin' flavors) 3

Multiple Strategic Routes for International Growth 4 Leverage U.S. Global Customers Leverage Premier Protein shakes success story in U.S. and Canada for expansion Expansion priority: U.K./EU, Latin America, Asia Pacific Expand and Invest in Key Markets Invest in brand building through marketing and consumer insights Drive expansion into other modern trade Broaden portfolio to existing distributor partnerships Build eCommerce via Major Platforms Canada, Mexico and China priority eCommerce exclusive items Phased approach 2023-2025 Grow Key Existing Markets Near-Term Expansion Markets Long-Term Expansion Markets 11% of Net Sales are from international markets (2) Canada Amazon Lazada Shopee Mexico/Latin America India Middle East and North Africa Costco Walmart Sam’s Club Tmall, JD, Kaoia Rakuten Notes: Calculated based on Euromonitor data for 2021–2025. Fiscal 2021. International convenient nutrition category is expected to grow at a ~5% CAGR (2021 – 2025) (1)  BellRing’s international business, which is currently 11% of net sales (2), grew at 7% net sales CAGR (2017 – 2021)

Opportunistically Pursue Value Accretive Acquisitions Operates in a Fragmented Market with Attractive Acquisition Opportunities Potential to be out of category, but still targeting high growth RTD Shakes Powders Bars New Adjacent Forms / Occasions New Consumer Need States Incremental High Growth Food & Beverage Solutions Everyday Nutrition Adult Nutrition Weight Management Sports Nutrition 5

BUSINESS & FINANCIAL UPDATE

Notes: NielsenIQ xAOC+C 13 weeks ended January 1, 2022 and management estimates of untracked channels for the 13 weeks ended January 2, 2022.  NielsenIQ HH panel, 52 weeks ending January 1, 2022. Fiscal Q1 2022 Business Highlights Consumption continues to grow: Dollar consumption of Premier Protein RTD shakes and Dymatize powder products in tracked and untracked channels increased 10.4% and 47.6%, respectively, for the 13-week period ended January 1, 2022 compared to the same period the prior year (1) Strong brand momentum and distribution gains for both Premier Protein and Dymatize Premier Protein growth despite lapping promotions and capacity constraints Step change growth in the RTD liquids and powder categories Key metrics continue to show strong progress against our growth strategies and reaffirm a long runway for sustained growth: Household penetration for the Premier Protein brand is at 8.2%, an increase of +14% vs. the prior year period. The brand continues to have strong upside, with household penetration of the liquids category at 25.8% (up 2.3pts vs. prior year), and total convenient nutrition at 54.4% (2) Total distribution points (“TDPs”) started to rebound in Q1

Shake Supply Constraints and Our Response SUPPLY CONSTRAINTS OUR RESPONSE OUR PATH FORWARD We grew two years in one in FY2021 consuming all safety stock and available capacity Capacity expected to come on board in FY2021 and FY2022 was delayed due to COVID-19 Co-manufacturers have experienced significant labor challenges since mid-fiscal 2021 Temporarily reduced shake flavors to seven core flavors Allocation strategy for balance of FY2022 with no promotions planned Onboarding three new shake co-manufacturers in FY2022 Rebuilding shake inventory levels in FY2022 Expanding network over the next four years adding new co-manufacturers that are optimally located Less reliance on any single location Leverage Integrated Business Planning process to ‘see around corners’ and stay ahead of growth

Plan to Increase Shake Co-Manufacturing Capacity Expansion of Capacity Expansion of Our Co-Manufacturing Network Existing shakes manufacturing facilities New facilities in 2022 New facilities in 2023 and beyond [Further expansion of 75% targeted in the medium-term] Aggressively securing new capacity with long-term commitments Strategy shift from protecting against take or pay risk to leaning into demand upside Leveraging Integrated Business Planning process to ‘see around corners’ and stay ahead of growth Over the medium-term, we expect to have a robust network of co-manufacturers. We expect the network to offer: Much less concentration with <20% from a single location Optimal locations throughout the U.S., reducing miles to the customer Increased flexibility with 10+ co-manufacturing partners ~2x

Fiscal Q1 2022 Financial Highlights

Overview of Fiscal Q1 2022 [1]

- On February 3, 2022, BellRing reported results for the first fiscal quarter ended December 31, 2021
  - Net sales of $306.5 million and Adjusted EBITDA of $59.8 million [2]
- Net sales were $306.5 million, an increase of 9%, or $24.1 million, compared to the prior year period
  - **Premier Protein**: Net sales increased 5% and volumes declined 6%, benefitting from higher average net selling prices driven by reduced promotional activity and price increases
    - Overall net sales growth was impacted by capacity constraints across the broader shake contract manufacturer network. This resulted in certain products placed on allocation which caused an expected reduction in volumes sold and demand-driving promotional activity
  - **Dymatize**: Net sales increased 41%, with volumes up 8%, benefitting from (i) higher average net selling prices (driven by price increases and a favorable product mix), (ii) strong velocities driven in part by continued category momentum and (iii) distribution gains for both existing and new products
  - All other products: Net sales increased 3%
- Gross profit was $92.3 million, or 30.1% of net sales, an increase of 0.4%, or $0.4 million, compared to $91.9 million, or 32.5% of net sales, in the prior year period
  - The lower gross profit margin was driven by higher input costs (predominantly whey-based and milk-based proteins and freight)
- On February 3, 2022, BellRing reaffirmed the following FY2022 guidance: [1]
  - Net sales of $1.36-$1.41 billion
  - Adjusted EBITDA of $255-$265 million
  - Capital expenditures of $4 million

Net Sales


($ in millions)
$282.4
$306.5
9%
Q1 2021
Q1 2022

Adjusted EBITDA [2]


($ in millions)
$60.7
$59.8
% Margin
21.5%
19.5%
Q1 2021
Q1 2022

Notes:
1. Please refer to BellRing's Form 8-K filed on February 4, 2022, for additional detail. Please also refer to "Additional Information – Prospective Financial Information" in this presentation.
2. Please see the Appendix for a reconciliation to the nearest GAAP figures.

36

Long-Term Targets (1) Organic Net Sales Growth ~10% – 12% Adj. EBITDA Margin ~18% – 20% of Net Sales Note: 1. These are not projections; they are goals / targets and are forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management. Nothing in this presentation should be regarded as a representation by any person that these goals / targets will be achieved and the Company undertakes no duty to update its goals. See the slides entitled “Cautionary Statement Regarding Forward-Looking Statements” at the beginning of this presentation for additional information.

Appendix

Current and Pro Forma Organizational Structure

Current Structure



Post Shareholders
Historical BellRing Stockholders
Post
100.0% economic interest
Class B voting control
BellRing
71.5% economic interest
28.5% economic interest
LLC Debt
BellRing Brands LLC

Structure Pro Forma for the Transactions



Post
Historical Post Shareholders
Historical BellRing Stockholders
~57.3%
~14.2%
~28.5%
New $250mm revolver
New $840mm unsec. debt
New BellRing
BellRing Brands LLC (1)

Notes:
1. Indirectly held through BellRing.

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Notes: NielsenIQ xAOC+C 13 and 52 weeks ended January 1, 2022 and management estimates of untracked channels for the 13 and 52 weeks ended January 2, 2022.  Premier Protein RTD Shakes Growing in Key Channels Premier Protein RTD Shakes Sales Growth vs. Prior Year Channel 13 Weeks 52 Weeks Club +6.4% +17.4% Mass +15.5% +46.1% Food +4.3% +48.0% Drug +31.2% +27.4% eCommerce +24.8% +34.6% Total Consumption (tracked + untracked channels) +10.4% +26.6% Total Tracked +14.4% +31.4% Total Untracked +6.9% +22.2%

Dymatize Powder Experiencing Strong Growth In All Channels

	U.S. Dymatize Powders Sales Growth vs. Prior Year	
Channel	**13 Weeks**	**52 Weeks**
eCommerce	+47.2%	+57.7%
Specialty/All Other	+19.4%	+36.0%
Mass	+164.4%	+376.7%
Club	+46.9%	+63.8%
Food	+35.6%	+56.6%
Total Consumption (tracked + untracked channels)	**+47.6%**	**+68.8%**
Total Tracked	*+70.9%*	*+115.1%*
Total Untracked	*+38.4%*	*+52.2%*

Notes:
NielsenIQ xAOC+C 13 and 52 weeks ended January 1, 2022 and management estimates of untracked channels for the 13 and 52 weeks ended January 2, 2022. Tracked and untracked consumption represents ~75% of total U.S. business.

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Explanation and Reconciliation of Non-GAAP Measures BellRing uses Adjusted EBITDA, a non-GAAP measure, in this presentation to supplement its financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA is not prepared in accordance with GAAP, as it excludes certain items as listed below, and may not be comparable to similarly-titled measures of other companies. The reconciliation of this non-GAAP measure to the most directly comparable GAAP measure is provided in the tables on the following slides in this Appendix. BellRing believes that Adjusted EBITDA is useful to the reader in evaluating BellRing’s operating performance and liquidity because (i) BellRing believes it is widely used to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, (ii) it presents a measure of corporate performance exclusive of BellRing’s capital structure and the method by which the assets were acquired and (iii) it is a financial indicator of a company’s ability to service its debt, as BellRing Brands, LLC is required to comply with certain covenants and limitations that are based on variations of EBITDA in its financing documents. Management uses Adjusted EBITDA to provide forward-looking guidance and to forecast future results. Adjusted EBITDA reflects adjustments for income tax expense, interest expense, net, depreciation and amortization including accelerated depreciation and amortization, and the following items: Impairment of goodwill: BellRing has excluded expenses for impairments of goodwill as such non-cash amounts are inconsistent in amount and frequency, and BellRing believes that these costs do not reflect expected ongoing future operating expenses and do not contribute to a meaningful evaluation of BellRing’s current operating performance or comparisons of BellRing’s operating performance to other periods. Restructuring and facility closure costs, excluding accelerated depreciation: BellRing has excluded certain costs associated with facility closures as the amount and frequency of such adjustments are not consistent. Additionally, BellRing believes that these costs do not reflect expected ongoing future operating expenses and do not contribute to a meaningful evaluation of BellRing’s current operating performance or comparisons of BellRing’s operating performance to other periods. Stock-based compensation: BellRing’s compensation strategy after the initial public offering (the “IPO”) includes the use of BellRing stock-based compensation to attract and retain executives and employees by aligning their long-term compensation interests with BellRing’s stockholders’ investment interests. BellRing’s director compensation strategy includes an election by any director who earns retainers in which the director may elect to defer compensation granted as a director to BellRing Class A common stock, earning a match on the deferral, both of which are stock-settled upon the director’s retirement from the BellRing board of directors. BellRing’s compensation strategy prior to the IPO included the use of Post stock-based compensation to attract and retain executives and employees by aligning their long-term compensation interests with Post’s shareholders’ investment interests; after the IPO, BellRing continues to be charged for Post stock-based compensation through the master services agreement with Post. BellRing has excluded stock-based compensation as stock-based compensation can vary significantly based on reasons such as the timing, size and nature of the awards granted and subjective assumptions which are unrelated to operational decisions and performance in any particular period and does not contribute to meaningful comparisons of BellRing’s operating performance to other periods. Separation costs: BellRing has excluded certain expenses incurred (i) to effect its separation from Post, (ii) in connection with Post’s plan to distribute Post’s interest in BellRing and (iii) to support its transition into a separate stand-alone, publicly-traded entity, as the amount and frequency of such expenses are not consistent. Additionally, BellRing believes that these costs do not reflect expected ongoing future operating expenses and do not contribute to a meaningful evaluation of BellRing’s current operating performance or comparisons of BellRing’s operating performance to other periods. Loss on refinancing of debt: BellRing has excluded losses recorded on refinancing of debt, inclusive of the write-off of debt issuance costs as such losses are inconsistent in amount and frequency. Additionally, BellRing believes that these losses do not reflect expected ongoing future operating expenses and do not contribute to a meaningful evaluation of BellRing’s current operating performance or comparisons of BellRing’s operating performance to other periods.

Explanation and Reconciliation of Non-GAAP Measures (Cont'd)

f) Assets held for sale: BellRing has excluded adjustments recorded to adjust the carrying value of facilities and other assets classified as held for sale as such adjustments represent non-cash items and the amount and frequency of such adjustments are not consistent. Additionally, BellRing believes that these adjustments do not reflect expected ongoing future operating expenses or income and do not contribute to a meaningful evaluation of BellRing's current operating performance or comparisons of BellRing's operating performance to other periods.

g) Adjustment to tax receivable agreement ("TRA") liability: BellRing has excluded adjustments to its TRA liability as the amount and frequency of such adjustments are not consistent. Additionally, BellRing believes that these adjustments do not contribute to a meaningful evaluation of BellRing's current operating performance or comparisons of BellRing's operating performance to other periods.

h) Foreign currency gain/loss on intercompany loans: BellRing has excluded the impact of foreign currency fluctuations related to intercompany loans denominated in currencies other than the functional currency of the respective legal entity in evaluating BellRing's performance to allow for more meaningful comparisons of performance to other periods.

i) Mark-to-market adjustments on commodity hedges: BellRing has excluded the impact of mark-to-market adjustments on commodity hedges due to the inherent uncertainty and volatility associated with such amounts based on changes in assumptions with respect to fair value estimates. Additionally, these adjustments are primarily non-cash items and the amount and frequency of such adjustments are not consistent.

j) Net earnings attributable to redeemable noncontrolling interest ("NCI"): BellRing has included adjustments for the portion of its consolidated net earnings/loss which was allocated to NCI, allowing for the calculation of Adjusted EBITDA to include 100% of BellRing as BellRing's management evaluates BellRing's operating performance on a basis that includes 100% of BellRing.

k) Pro Forma MSA Adjustment for Spin: Non-recurring charges incurred as a result of the Master Services Agreement ("MSA") with Post relating to the spin-off. BellRing has included adjustments for an estimated $5.0 million of expenses under the Amended and Restated MSA to be entered into between New BellRing and Post, offset by the removal of $2.2 million of expenses incurred under BellRing Brands, LLC's existing MSA with Post.

bellring brands®

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($ in millions) Fiscal Year Ended Sep 30 Fiscal Year Ended Sep 30 Fiscal Year Ended Sep 30 Fiscal Year Ended Sep 30 Fiscal Year Ended Sep 30 2017 2018 2019 2020 2021 Net Earnings Available to Class A Common Stockholders $- $- $- $23.5 $27.6 Income tax expense 30.4 23.7 39.4 9.2 8.8 Interest expense, net - - - 54.7 43.2 Depreciation and amortization, including accelerated depreciation and amortization 25.3 25.9 25.3 25.3 53.7 Impairment of goodwill 26.5 - - - - Stock-based compensation 1.1 1.8 3.6 6.5 7.3 Separation costs - - 6.7 1.9 0.2 Restructuring and facility closure costs, excluding accelerated depreciation 0.2 - - - 5.2 Assets held for sale (0.2) - - - - Loss on refinancing of debt - - - - 1.6 Adjustment to TRA liability - - - - (0.4) Foreign currency loss (gain) on intercompany loans - - - (0.5) 0.1 Mark-to-market adjustments on commodity hedges - - - - (0.2) Provision for legal settlement - 9.0 - - - Net earnings attributable to redeemable noncontrolling interest 35.2 96.1 123.1 76.6 86.8 Adjusted EBITDA $118.5 $156.5 $198.1 $197.2 $233.9 BellRing Adjusted EBITDA Reconciliation

($ in millions) Fiscal Year Ended Sep 30 Three Months Ended Dec 31 Three Months Ended Dec 31 Last Twelve Months Ended Dec 31 2021 2020 2021 2021 Net Earnings Available to Class A Common Stockholders $27.6 $7.8 $8.2 $28.0 Income tax expense 8.8 2.1 2.9 9.6 Interest expense, net 43.2 12.8 8.4 38.8 Depreciation and amortization, including accelerated depreciation and amortization 53.7 6.7 5.3 52.3 Stock-based compensation 7.3 1.9 2.0 7.4 Separation costs 0.2 - 2.0 2.2 Restructuring and facility closure costs, excluding accelerated depreciation 5.2 4.6 - 0.6 Loss on refinancing of debt 1.6 - - 1.6 Adjustment to TRA liability (0.4) - - (0.4) Foreign currency loss (gain) on intercompany loans 0.1 (0.3) 0.2 0.6 Mark-to-market adjustments on commodity hedges (0.2) - (0.3) (0.5) Net earnings attributable to redeemable noncontrolling interest 86.8 25.1 31.1 92.8 Adjusted EBITDA $233.9 $60.7 $59.8 $233.0 Pro Forma MSA Adjustment for Spin - - - (2.8) Pro Forma Adjusted EBITDA $233.9 $60.7 $59.8 $230.2 BellRing Adjusted EBITDA Reconciliation (Cont’d)

BellRing Free Cash Flow Reconciliation ($ in millions) Fiscal Year Ended Sep 30 Fiscal Year Ended Sep 30 Fiscal Year Ended Sep 30 Fiscal Year Ended Sep 30 Fiscal Year Ended Sep 30 2017 2018 2019 2020 2021 Cash flow from operations $80.4 $141.2 $98.3 $97.2 $226.1 Capital expenditures (3.9) (5.0) (3.2) (2.1) (1.6) Free Cash Flow $76.5 $136.2 $95.1 $95.1 $224.5 ($ in millions) Fiscal Year Ended Sep 30 Three Months Ended Dec 30 Three Months Ended Dec 30 Last Twelve Months Ended Dec 31 2021 2020 2021 2021 Cash flow from operations $226.1 $23.3 ($9.1) $193.7 Capital expenditures (1.6) - (0.6) (2.2) Free Cash Flow $224.5 $23.3 ($9.7) $191.5